As filed with the Securities and Exchange Commission on April 30, 2001.

                                  SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by the Registrant [x]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement                  [ ]  Confidential, for Use of
[x]  Definitive Proxy Statement                        the Commission Only
[ ]  Definitive Additional Materials                   (as permitted by
[ ]  Soliciting Material Pursuant to Rule              Rule 14a-6(e)(2))
     14a-11(c) or Rule 14a-12

                           PROGRAMMER'S PARADISE, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

               Payment of Filing Fee (Check the appropriate box):

[x]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1)   Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
         (2)   Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
         (4)   Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
         (5)   Total fee paid:

--------------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identity the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1)   Amount Previously Paid:

--------------------------------------------------------------------------------
         (2)   Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------
         (3)   Filing Party:

--------------------------------------------------------------------------------
         (4)   Date Filed:

--------------------------------------------------------------------------------

                           PROGRAMMER'S PARADISE, INC.
                             1157 Shrewsbury Avenue
                          Shrewsbury, New Jersey 07702


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                            TO BE HELD JUNE 12, 2001

To our Stockholders:

         Notice is hereby given that the Annual Meeting of Stockholders ("the Meeting") of Programmer's Paradise, Inc. (the "Company") will be held at the Molly Pitcher Inn, Red Bank, New Jersey, on June 12, 2001 at 9:00 AM, local time, for the following purposes:

     1. To elect a Board of six Directors to serve until the next annual meeting of stockholders or until their successors are elected and qualified;

     2. To consider and take action upon such other matters as may properly come before the Meeting and any adjournment or postponements thereof.

         The close of business on April 23, 2001 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting and any adjournments or postponements thereof. Commencing 10 days prior to the Meeting, a complete list of stockholders will be open to the examination of any stockholder for any purpose germane to the Meeting, during ordinary business hours, at the Company's headquarters, 1157 Shrewsbury Avenue, Shrewsbury, New Jersey. The transfer books of the Company will not be closed.

         All stockholders are cordially invited to attend the Meeting. Whether or not you expect to attend, you are respectfully requested to fill in, sign, date and return the enclosed proxy promptly in the accompanying envelope, which requires no postage if mailed in the United States.

         A copy of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000 is enclosed herewith.


                                   By Order of the Board of Directors,



                                   William H. Willett,
                                   Chairman and Chief Executive Officer

April 30, 2001

                           PROGRAMMER'S PARADISE, INC.
                             1157 Shrewsbury Avenue
                          Shrewsbury, New Jersey 07702

                                 PROXY STATEMENT
                                 ---------------

         This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Programmer's Paradise, Inc. (the "Company") of proxies to be voted at the Annual Meeting of Stockholders ("the Meeting") to be held at the Molly Pitcher Inn, Red Bank, New Jersey, on June 12, 2001 at 9:00 AM, local time, and at any adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. Any stockholder giving such a proxy may revoke it at any time before it is exercised by written notice to the Secretary of the Company at the above-stated address or by giving a later dated proxy. Attendance at the Meeting will not have the effect of revoking the proxy unless such written notice is given, or unless the stockholder votes by ballot at the Meeting.

         The approximate date on which this Proxy Statement and the accompanying form of proxy will first be sent or given to the Company's stockholders is April 30, 2001.

                                VOTING SECURITIES

         Only  holders  of  shares  of  Common  Stock,  $.01 par value per share
("Common Stock"), of record at the close of business on April 23, 2001 are entitled to vote at the Meeting. On the record date, the Company had issued and outstanding 5,210,125 shares of Common Stock. Each outstanding share of Common Stock is entitled to one vote upon all matters to be acted upon at the Meeting. A majority in interest of the outstanding Common Stock represented at the Meeting in person or by proxy shall constitute a quorum. The affirmative vote of a plurality of the shares present in person or represented by proxy at the Meeting and entitled to vote is necessary to elect the nominees for election as directors. Accordingly, shares not voted in the election of directors (including shares covered by a proxy as to which authority is withheld to vote for all nominees) and shares not voted for any particular nominee (including shares covered by a proxy as to which authority is withheld to vote for only one or less than all of the identified nominees) will not prevent the election of any of the nominees for director. For all other matters, if any, submitted to stockholders at the Meeting, if a quorum is present, the affirmative vote of a majority of the shares represented at the Meeting and entitled to vote is required for approval. As a result, abstention votes will have the effect of a vote against such matters. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Broker non-votes are not counted for any purpose in determining whether a matter has been approved.

         If the enclosed proxy is properly executed and returned, the Common Stock represented thereby will be voted in accordance with the instructions thereon. If no instructions are indicated, the Common Stock represented thereby will be voted FOR the election of the nominees set forth under the caption "Election of Directors" and in discretion of the persons named in the proxies as proxy appointees as to any other matter that may properly come before the Meeting.

         If you are a participant in the Company's 401(k) Savings Plan, the proxy represents the number of shares in your plan account as well as other shares registered in your name. For those shares in your plan account, the proxy will serve as a voting instruction for the trustee of the plan. If voting instructions are not received by the trustee for shares in your plan account, the trustee will not be able to vote those shares on your behalf.

         Your vote is important. Accordingly, you are urged to sign and return the accompanying proxy card whether or not you plan to attend the Meeting. If you do attend, you may vote by ballot at the Meeting, thereby canceling any proxy previously given.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information regarding the beneficial ownership of the Common Stock as of April 15, 2001 by (i) each person who, to the knowledge of the Company, beneficially owns more than 5% of the outstanding Common Stock of the Company, (ii) the directors and certain officers of the Company and (iii) all directors and officers of the Company as a group. Except as indicated, each person listed below has sole voting and investment power with respect to the shares set forth opposite such person's name.


                                                    Shares Beneficially Owned(1)
                                                    -------------------------

Name                                                 Number         Percentage
                                                     ------         ----------
Edwin Morgens (2)(3)                                  187,421           3.6%
Allan D. Weingarten (2)(4)                             32,000           *
F. Duffield Meyercord (2)(5)                           46,275           *
William H. Willett (2)(6)                             230,200           4.2
Mark T. Boyer (2)(7)                                  925,300          17.8
James W. Sight (2)(8)                                 435,200           8.4
Jeffrey Largiader (2)(9)                               71,750           1.3
All directors and executive officers as a group     1,941,146          34.6
(9 persons) (2)(10)
ROI Capital Management, Inc. (11)                     894,300          17.2
Matador Capital Management Corp. (12)                 456,675           8.8
Dimensional Fund Advisors, Inc. (13)                  364,100           7.0

------------------------
* Less than 1%.

(1) To the Company's knowledge, except as set forth in the footnotes to this table and subject to applicable community property laws, each person named in the table has "beneficial ownership" with respect to the shares set forth opposite such person's name. Unless otherwise noted below, the information as to beneficial ownership is based upon statements furnished to the Company by the beneficial owners. For purposes of computing the percentage of outstanding shares held by each person named above, pursuant to the rules of the Securities and Exchange Commission, any security that such person has the right to acquire within 60 days of the date of calculation is deemed to be outstanding, but is not deemed to be outstanding for purposes of computing the percentage ownership of any other person.

(2) The address for each director and executive officer of the Company is c/o Programmer's Paradise, 1157 Shrewsbury Avenue, Shrewsbury, New Jersey 07702.

(3) Includes options to purchase 34,125 shares of Common Stock that may be acquired upon the exercise of options within 60 days April 15, 2001. Also includes 36,439 shares of Common Stock held by a trust for the benefit of Mr. Morgens' daughter, with respect to which Mr. Morgens disclaims beneficial ownership.

(4) Includes 30,000 shares of Common Stock that may be acquired upon the exercise of options within 60 days of April 15, 2001.

(5) Includes 35,025 shares of Common Stock that may be acquired upon the exercise of options within 60 days of April 15, 2001.

(6) Includes 215,937 shares of Common Stock that may be acquired upon the exercise of options within 60 days of April 15, 2001.

(7) Beneficial ownership information is based upon information provided by ROI Capital Management, Inc. and Mr. Boyer. By virtue of Mr. Boyer's ownership interest in ROI Capital Management, Mr. Boyer may be deemed to beneficially own the 894,300 shares beneficially owned by ROI Capital Management. See footnote 11 below. Mr. Boyer beneficially owns directly 31,000 shares.

(8) Beneficial ownership information is based upon information set forth in Mr. Sight's Schedule 13D/A, filed April 9, 2001.

(9) Includes 64,750 shares of Common Stock that may be acquired upon the exercise of options within 60 days of April 15, 2001.

(10) Includes 392,837 shares of Common Stock that may be acquired upon the exercise of options within 60 days of April 15, 2001.

(11) The address for ROI Capital Management, Inc. is 17 E. Sir Francis Drake Blvd., Suite 225, Larkspur, CA 94939. Beneficial ownership information is based upon information provided to the Company by ROI Capital Management, Inc.

(12) The address for Matador Capital Management Corp. is 200 First Avenue North, Suite 203, St. Petersburg, FL 33701. Beneficial ownership information is based upon information set forth in Matador Capital Management's Schedule 13G/A filed on January 25, 2001.

(13) The address for Dimensional Fund Advisors, Inc. is 1299 Ocean Avenue, 11th Floor, Santa Monica, CA 90401. Beneficial ownership information is based upon information set forth in Dimensional Fund Advisors' Schedule 13G filed on February 2, 2001.


                              ELECTION OF DIRECTORS
                              ---------------------

         At the Meeting, six Directors will be elected by the stockholders to serve until the next annual meeting or until their successors are elected and qualified. The accompanying proxy will be voted for the election as Directors of the nominees listed below, all of whom are currently Directors of the Company, unless the proxy contains contrary instructions. Management has no reason to believe that any of the nominees will not be a candidate or will be unable to serve as a Director. However, in the event that any of the nominees should become unable or unwilling to serve as a Director, the proxy will be voted for the election of such person or persons as shall be designated by the Directors.

         Set forth below is certain information, as of April 30, 2001, with respect to each nominee:


Name                             Age     Principal Occupation                                 Director Since
----                             ---     --------------------                                 --------------
William H. Willett               64      Mr.  Willett  has served as a director of the        December 1996
                                         Company  since  December  1996. In July 1998,
                                         Mr.  Willett was appointed to the position of
                                         Chairman,   President  and  Chief   Executive
                                         Officer.  Prior to joining  the  Company  and
                                         since 1994, Mr. Willett was the President and
                                         Chief  Operating  Officer of  Colorado  Prime
                                         Foods,  located in New York. Mr. Willett also
                                         serves on the board of  directors  of Concord
                                         Financial Services, Inc.

                                            5


Name                             Age     Principal Occupation                                 Director Since
----                             ---     --------------------                                 --------------

F. Duffield Meyercord            54      Mr.  Meyercord  has served as a  director  of        December 1991
                                         the  Company   since   December   1991.   Mr.
                                         Meyercord   is  a  Managing   Partner  and  a
                                         Director of Carl Marks Consulting  Group, LLC
                                         in  New  York.   He  is  also  the   Managing
                                         Director and founder of  Meyercord  Advisors,
                                         Inc. and a partner and founder of  Venturtech
                                         Management   Inc.,   an   affiliate   of  the
                                         Venturtech   Group,   both   of   which   are
                                         management  consulting  firms.  Mr. Meyercord
                                         currently   serves  as  a  director   of  the
                                         Peapack Gladstone Bank.

Edwin H. Morgens                 59      Mr.  Morgens was a founder of the Company and        May 1982
                                         has  served  as a  director  of  the  Company
                                         since May 1982.  Mr.  Morgens is and has been
                                         the  Chairman  and   co-founder  of  Morgens,
                                         Waterfall,   Vintiadis   &   Co.   Inc.,   an
                                         investment  firm in New York,  New York since
                                         1968.  Mr.  Morgens  currently  serves  as  a
                                         director  of  two  other  public   companies:
                                         TransMontaigne Oil Company and Intrenet, Inc.

Allan Weingarten                 63      Mr.  Weingarten  has served as a director  of        April 1997
                                         the Company since April 1997. Mr.  Weingarten
                                         is a former  partner  of  Ernst & Young  LLP,
                                         having   served  as  the   engagement   audit
                                         partner to the Company  until his  retirement
                                         in 1995.  Since January 2001, Mr.  Weingarten
                                         has  been  the  Senior  Vice  President/Chief
                                         Financial  Officer of U.S.  Industries,  Inc.
                                         Prior to this Mr.  Weingarten  was a business
                                         consultant.

James W. Sight                   44      Mr.  Sight  was  appointed  to the  Board  in        April 2001
                                         April 2001. Mr. Sight  currently  serves as a
                                         director  of  two  other  public   companies:
                                         Westmoreland  Coal and Mining  Services  Int.
                                         and  is  a  consultant  for  LSB  Industries,
                                         assisting   the   Chairman  and  CFO  in  the
                                         reorganization  of that diversified  Company.
                                         Prior to this Mr.  Sight served as a director
                                         to US Home Corp.  until he  retired  from the
                                         Board in 2000.

                                            6


Mark T. Boyer                    43      Mr.  Boyer  was  appointed  to the  Board  in        April 2001
                                         April  2001.  Mr.  Boyer  is and has been the
                                         President  and  a  director  of  ROI  Capital
                                         Management   in  Larkspur,   CA  since  1992.
                                         Prior to that Mr.  Boyer was general  partner
                                         and  portfolio  manager  with Volpe,  Welty &
                                         Company, in San Francisco, CA.


         All directors hold office until the next annual meeting of stockholders and until their successors are duly elected. Officers are elected to serve, subject to the discretion of the Board of Directors. There are no family relationships among any of the directors or executive officers of the Company.

         The Board of Directors held nine meetings during the last fiscal year. None of the directors who were in office in the year 2000 attended fewer than 75% of the number of meetings of the Board of Directors or any committee of which he is a member, held in 2000 during the period in which he was a director or a committee member, as applicable.

         The Compensation Committee, presently consisting of Messrs. Meyercord, Weingarten and Morgens, reviews and recommends to the Board of Directors the compensation and benefits of all officers of the Company, reviews general policy matters relating to compensation and benefits of employees of the Company, and administers the issuance of stock options to the Company's employees, directors and consultants. The Compensation Committee held one meeting during the last fiscal year. The Audit Committee, consisting of Messrs. Meyercord, Weingarten and Morgens, meets with management and the Company's independent auditors to determine the adequacy of internal controls and other financial reporting matters. All of the members of the Audit Committee are "independent" for purposes of the National Association of Securities Dealers' listing standards. The Audit Committee held four meetings during the last fiscal year. There is no nominating committee of the Board of Directors.

         The directors of the Company receive a fee of $1,000 per quarter and $500 per meeting for their services and are reimbursed for reasonable expenses incurred in connection with attendance at Board and committee meetings. In April 1995, the Company adopted the 1995 Non-Employee Director Plan pursuant to which the Company's non-employee directors received automatic grants of options to purchase shares of Common Stock, and Messrs. Morgens and Meyercord were each granted options to purchase 18,750 shares of Common Stock, which vest in an installment of 20% of the total option grant upon the expiration of one year from the date of the option grant, and thereafter vest in equal quarterly installments of 5%, and have an exercise price of $4.00 per share. Messrs. Willett, Weingarten, Sight and Boyer also received similar grants upon their election to the Board at the appropriate fair market value of the stock on the date of grant. See "Stock Option Plans." During 1998 each director then serving on the Board was awarded an additional stock option grant for 15,000 shares under the 1995 Non-Employee Director Plan with an exercise price of $6.375. These options vested over a two-year period with two thirds vesting on July 23, 1999 and the balance one year thereafter. This particular option grant also included acceleration of vesting under change of control provisions.

                Compliance with Section 16(a) of the Exchange Act

         Section 16(a) under the Securities Exchange Act of 1934 (the "Exchange Act"), requires the Company's officers and directors and holders of more than ten percent of the Company's outstanding Common Stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission and to furnish the Company with copies of these reports. Based solely upon a review of such forms, or on written representations from certain reporting persons that no reports were required for such persons, the Company believes that during 2000 all required events of its officers, directors and 10% stockholders required to be so reported, have been filed.

                             EXECUTIVE COMPENSATION

         The following table sets forth, for the last three completed fiscal years, a summary of the annual and long-term compensation for services in all capacities of the Company's Chief Executive Officer and the three other most highly compensated executive officers of the Company whose total salary and bonus exceeded $100,000 and who were serving as such as of December 31, 2000 (the "Named Executive Officers").

                                                Summary Compensation Table
                                                                                        Securities
                                            Fiscal                                      Underlying         All Other
Name and Position                         Year ended        Salary         Bonus        Options (#)      Compensation (1)
-----------------                         ----------        ------         -----        -----------      ----------------

William H. Willett, President and            2000          $225,000        $100,000          0              $ 6,226
   Chief Executive Officer                   1999           225,000               0          0                5,976
                                             1998           105,865(2)            0    200,000(3)             2,711

William H. Sheehy, Vice President            2000          $137,025(4)      $66,000     40,000(5)           $   707
   and Chief Financial Officer               1999                 0               0          0                    0
                                             1998                 0               0          0                    0

Jeffrey Largiader, Vice President            2000           129,374               0          0               $4,578
   Marketing                                 1999           139,948               0          0                3,929
                                             1998           136,388          14,053     15,000(6)             3,011

Simon Nynens, Vice President                 2000           140,000          49,000          0                    0
                                             1999            81,390           7,500      5,000(7)               650
                                             1998            70,000               0      5,000(8)             6,000

1) Represents (i) matching contributions paid by the Company to such executive's account under the Company's 401(k) Savings Plan and (ii) premiums paid by the company in respect of term life insurance for the benefit of such executive.

2) Mr. Willett was hired by the Company in July 1998. Represents the portion of his salary of $225,00 paid in 1998 since such date.

3) Represents options to purchase Common Stock with an exercise price of $6.375 per share, which are fully vested granted in connection with commencement of his employment.

4) Mr. Sheehy was hired by the Company in February 2000. Represents the portion of his salary of $160,000 paid in 2000 since such date.

5) Represents options to purchase Common Stock with an exercise price of $5.81 per share, vesting in equal annual installments over a five-year period.

6) Represents options to purchase Common Stock with an exercise price of $6.375 per share, vesting in equal annual installments over a five-year period.

7) Represents options to purchase Common Stock with an exercise price of $9.75 per share, vesting in equal annual installments over a five-year period.

8) Represents options to purchase Common Stock with an exercise price of $8.63 per share, vesting in equal annual installments over a five-year period.

Employee Benefit Plans

         The Company provides all employees, including executive officers, with group medical, dental and disability insurance on a non-discriminatory basis. Employees are required to contribute 20% of the premium costs of such policies. The Company has a 401(k) savings and investment plan intended to qualify under
Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), for its domestic employees, which permits employee salary reductions for tax-deferred savings purposes pursuant to Section 401(k) of the Code. The Company matches 50% of domestic employee contributions up to the first 6% of compensation. The Company's total contributions for 2000 were approximately $93,000.

         The Company maintains a performance bonus plan for its senior executives which provides for a bonus of up to 25% of the executive's base salary in the event certain performance targets, based upon revenue and operating profitability, are achieved and also provides for additional incentive bonuses based upon pre-established metrics (the "Performance Bonus Plan"). The Performance Bonus Plan also provides for an increase in the available bonus pool for performance in excess of a specified net income after tax performance target (the "over target bonus"). Subject to approval by its Board of Directors, the Company anticipates that a similar type bonus plan will continue in effect for the 2001 and subsequent fiscal years and that bonuses under this plan in the 2001 fiscal year and thereafter will be based on the Company meeting or exceeding profitability targets established by the Compensation Committee.

Stock Option Plans

         1986 Stock Option Plan. The Company's 1986 Stock Option Plan (the "1986 Option Plan") expired in accordance with its terms in March 1996. Pursuant to the 1986 Stock Option Plan "incentive stock options" ("ISO" or "ISOs") to purchase shares of Common Stock were granted to officers and other key employees (some of whom are also directors) of the Company. Additionally, directors of the Company were granted non-qualified options pursuant to the 1986 Option Plan. A total of 567,336 shares of Common Stock are subject to outstanding options and have been reserved for issuance under the 1986 Option Plan, with exercise prices ranging from $0.24 to $6.00 per share. Due to its expiration and termination, no additional options may be granted under the 1986 Stock Option Plan.

         1995 Stock Plan. The purpose of the Company's 1995 Stock Plan (the "1995 Stock Plan") is to provide incentives to officers, directors, employees and consultants of the Company. Under the 1995 Stock Plan, officers and employees of the Company and any present or future subsidiary are provided with opportunities to purchase shares of Common Stock of the Company pursuant to options which may qualify as ISOs, or which do not qualify as ISOs ("Non-Qualified Options") and, in addition, such persons may be granted awards of stock in the Company ("Awards") and opportunities to make direct purchases of stock in the Company ("Purchases"). Both ISOs and Non-Qualified Options are referred to hereafter individually as an "Option" and collectively as "Options." Options, Awards and Purchases are referred to hereafter collectively as "Stock Rights." The 1995 Stock Plan contains terms and conditions relating to ISOs necessary to comply with the provisions of Section 422 of the Code.

         The 1995 Stock Plan currently authorizes the grant of Stock Rights to acquire up to 1,137,500 shares of Common Stock. A total of 521,891 shares of Common Stock are presently subject to outstanding Options under the 1995 Stock Plan at exercise prices ranging from $4.00 to $12.94 per share. Unless sooner terminated, the 1995 Stock Plan will terminate on April 21, 2005. The 1995 Stock Plan requires that each Option shall expire on the date specified by the Compensation Committee, but not more than ten years from its date of grant in the case of ISOs and ten years and one day in the case of Non-Qualified Options. However, in the case of any ISO granted to an employee or officer owning more than 10% of the total combined voting power of all classes of stock of the Company or any present or future subsidiary, the ISO expires no more than five years from its date of grant.

         1995 Non-Employee Director Plan. The purpose of the Company's 1995 Non-Employee Director Plan (the "1995 Director Plan") is to promote the interests of the Company by providing an inducement to obtain and retain the services of qualified persons who are not employees or officers of the Company to serve as members of its Board of Directors ("Outside Directors"). The 1995 Director Plan authorizes the grant of options for up to 187,500 shares of Common Stock and provides for automatic grants of nonqualified stock options to Outside Directors. Under the 1995 Option Plan, each current Outside Director has received, and each Outside Director who first joins the Board after April 1995 will automatically receive at that time, options to purchase 18,750 shares of Common Stock. The 125,625 options granted to Outside Directors have exercise prices ranging from approximately $3.50 to $7.50. All options granted to Outside Directors have an exercise price equal to 100% of the fair market value on the date of grant. There are currently 16,875 shares of Common Stock available for grant under the 1995 Director Plan. The 1995 Director Plan requires that options granted thereunder will expire on the date which is ten years from the date of grant. Each option granted under the 1995 Director Plan becomes exercisable over a five-year period, and vests in an installment of 20% of the total option grant upon the expiration of one year from the date of the option grant, and thereafter vests in equal quarterly installments of 5%.

         Options. The following tables set forth certain information with respect to stock options granted to and exercised by the Named Executive Officers during the fiscal year ended December 31, 2000.



                                            Individual Grants
                      -------------------------------------------------------------   Potential Realizable Value at
                        Number of       % of Total                                        Assumed Annual Rate of
                       Securities        Options         Exercise                      Stock Price Appreciation for
                       Underlying      Granted to         Price                               Option Term (4)
                         Options       Employees in     Per Share      Expiration      ----------------------------
        Name           Granted (#)    Fiscal Year (1)   ($/Sh) (2)      Date (3)          5% ($)          10% ($)
        ----           -----------    ---------------   ----------      --------          ------          -------
William Sheehy          40,000(5)         33.33%          $5.813        2/22/2010        $146,231        $370,577


(1) Based on a total of 80,000 options granted to employees and directors of the Company in fiscal 2000, including the Named Executive Officers.
(2) The exercise price per share of options granted represented the fair market value of the underlying shares of Common Stock on the date the options were granted.
(3) The options granted have a term of ten years, subject to earlier termination upon the occurrence of certain events related to termination of employment.
(4) The potential realizable value is calculated based upon the term of the option at its time of grant (ten years). It is calculated by assuming that the stock price on the date of grant appreciates at the indicated annual rate, compounded annually for the entire term of the option, and that the option is exercised and sold on the last day of its term for the appreciated stock price.
(5) Options to purchase Common Stock vest in equal annual installments over a five-year period.

               Aggregated Option Exercises in Last Fiscal Year and
                       Fiscal Year-End Option Value Table


                                 Shares                        Number of Securities           Value of Unexercised
                                Acquired                      Underlying Unexercised          In-The Money Options
                                   on          Value        Options at Fiscal Year-End        at Fiscal Year-End (1)
           Name               Exercise (#)  Realized ($)   Exercisable    Unexercisable     Exercisable  Unexercisable
           ----               ------------  ------------   -----------    -------------     -----------  -------------

Jeffrey Largiader                2,500          9,557         63,950         14,600           61,239           0
William Sheehy                     0              0              0           40,000              0             0



(1) Calculated on the basis of the fair market value of the Common Stock of the Company on December 29, 2000 of $2.563 per share as determined by the closing price for the Company's Common Stock as reported on the NASDAQ National Market.

Employment Agreements

         Each of the Named Executive Officers has entered into an agreement that includes a covenant not-to-compete and a confidentiality provision. The covenant not-to-compete prohibits the executive for a period of one year after termination from engaging in a competing business. Such covenant also prohibits the executive from directly or indirectly soliciting the Company's customers or employees.

         The Company entered into an employment agreement with Mr. Willett in July 1998, which provides for a base salary of $225,000 per year. The agreement expires on January 15, 2002 and is subject to automatic renewal for a twelve-month period unless either party provides ninety-day advance notice. The agreement includes the grant of certain stock options, an automobile allowance and participation in the Company's benefit plans. The agreement also provides a performance bonus tied to stock price. Mr. Willett has the right to terminate his employment at any time on not less than 90 days prior written notice. The Company has the right to terminate Mr. Willett's employment with or without "cause" (as defined in the employment agreement), without prior written notice. In the event that Mr. Willett's employment is terminated without cause or by the rendering of a non-renewal notification, he is entitled to receive severance payments equal to six months salary, immediate vesting of all outstanding stock awards and a pro-rata performance bonus based upon stock price up to the date of separation. Additionally, in the event that a change of control of the Company occurs (as described in the employment agreement), Mr. Willett's outstanding stock awards become immediately vested and he is entitled to the pro-rata performance bonus based upon stock price at the date of such change in control.

                              CERTAIN TRANSACTIONS

         The Company has adopted a policy whereby all transactions between the Company and its principal officers, directors and affiliates must be on terms no less favorable to the Company than could be obtained from unrelated third parties and will be approved by a majority of the disinterested members of the Company's board of directors.

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         Edwin H. Morgens, F. Duffield Meyercord and Allan Weingarten served as members of the Compensation Committee during the last completed fiscal year. None of Messrs. Morgens, Meyercord and Weingarten (i) was, during the last completed fiscal year, an officer or employee of the Company or any of its subsidiaries, (ii) was formerly an officer of the registrant or any of its subsidiaries, or (iii) had any relationship requiring disclosure by the Company under any paragraph of Item 404 of Regulation S-K which has not been already disclosed.

         REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

         The report of the Compensation Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

         In evaluating the reasonableness of compensation paid to the Company's executive officers, the Compensation Committee takes into account, among other factors, how compensation compares to compensation paid by competing companies, individual contributions and the Company's performance. Base salary is determined based upon individual performance, competitive compensation trends and a review of salaries for like jobs at similar companies. The Company also maintains the Performance Bonus Plan for its senior executives which provides for a bonus of up to 25% of the executive's base salary in the event certain performance targets, based upon revenue and operating profitability, are achieved. The Performance Bonus Plan also provides for an increase in the available bonus pool for performance in excess of a specified net income after tax performance target. For a further discussion of the Performance Bonus Plan, and amounts paid in respect of the 2000 fiscal year, see the discussion under "Employee Benefit Plans."

         It is the Company's policy that the compensation of executive officers also be based, in part, on the grant of stock options as an incentive to enhance the Company's performance. Stock options are granted based upon a review of such executive's responsibilities and relative position in the Company, such executive's overall job performance and such executive's existing stock option position. In 2000, in accordance with the above criteria, the executive officers received stock options that are exercisable ratably over a five-year period.

         The compensation of the Company's Chief Executive Officer in 2000 consisted of a base salary. In addition, a special cash bonus (as described below) was paid, however no stock options were granted to the Chief Executive Officer. Base salary level was established considering base salaries of peer Chief Executive Officers with similar executive responsibilities.

         In connection with the successful completion of the Company's strategic plan for the year 2000, the Compensation Committee awarded special cash bonuses of $100,000, $50,000 and $49,000, respectively, to the Company's Chief Executive Officer, Chief Financial Officer and Simon Nynens, a Vice President of the Company and formerly the head of the Company's European operations.

         The Compensation Committee
         --------------------------
         Edwin H. Morgens
         F. Duffield Meyercord
         Allan Weingarten


                          STOCK PRICE PERFORMANCE GRAPH

         The following graph and table illustrates a comparison of cumulative shareholder return among the Company, the Standard & Poor's Midcap 400 Index and an index of peer companies selected by the Company (the "Custom Peer Group Index"). The members of the peer group are as follows: Creative Computers, Inc., Egghead Inc., Merisel, Inc., Computer Discount Warehouse and Software Spectrum, Inc. For the purpose of calculating the peer group average, the returns of each company have been weighted according to its market capitalization. The measurements assume that on January 1, 1996, $100 was invested, alternatively, in the Company's Common Stock, the Standard & Poor's Midcap 400 Index and the Custom Peer Group Index.

                                [GRAPH OMITTED]

                                       Base
                                      Period       Return      Return      Return     Return      Return      Return
                                      1/1/96       3/31/96    6/30/96      9/30/96   12/31/96     3/31/97    6/30/97
                                    --------------------------------------------------------------------------------
Programmer's Paradise, Inc.          $ 100.00     $  56.25   $  61.25     $  65.00   $  72.50    $  68.75   $  95.00
S&P MIDCAP 400 INDEX                 $ 100.00     $ 112.41   $ 115.65     $ 119.01   $ 126.22    $ 124.34   $ 142.62
PEER GROUP                           $ 100.00     $  71.94   $  97.93     $ 105.86   $  61.89    $  59.58   $  70.85


                                      Return       Return      Return      Return     Return      Return     Return
                                      9/30/97     12/31/97    3/31/98      6/30/98    9/30/98    12/31/98    3/31/99
                                    ---------------------------------------------------------------------------------

Programmer's Paradise, Inc.          $ 132.50     $  93.75   $  95.00     $  82.50   $  56.25    $ 126.25   $ 121.25
S&P MIDCAP 400 INDEX                 $ 165.56     $ 166.94   $ 185.32     $ 181.35   $ 155.12    $ 198.83   $ 186.14
PEER GROUP                           $ 104.33     $  73.30   $  79.50     $  72.22   $  66.67    $ 144.59   $  92.03


                                      Return       Return      Return      Return      Return     Return     Return
                                      6/30/99      9/30/99   12/31/99      3/31/00    6/30/00     9/30/00   12/31/00
                                    ---------------------------------------------------------------------------------

Programmer's Paradise, Inc.          $ 122.50     $  66.88   $  76.25     $  86.10   $  58.34    $   46.3   $  37.96
S&P MIDCAP 400 INDEX                 $ 212.49     $ 194.65   $ 228.10     $ 242.74   $ 234.74    $ 263.26   $ 253.12
PEER GROUP                           $  85.57     $  61.07   $  78.52     $ 340.58   $ 456.56    $ 495.83   $ 198.80


                         INDEPENDENT PUBLIC ACCOUNTANTS
                         ------------------------------

         The Board of Directors has appointed Ernst & Young LLP, as the independent certified public accountants of the Company for the fiscal year ending December 31, 2001. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting. The representatives will have the opportunity to make a statement, although they are currently not expected to do so. The
representatives   are  expected  to  be  available  to  respond  to  appropriate questions.

                          Report of the Audit Committee

         Under the guidance of a written charter adopted by the Board of Directors (which is attached as Exhibit 1 to this Proxy Statement), the Audit Committee oversees the Company's financial reporting process on behalf of the Company's Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls.

         In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the 2000 Annual Report on Form 10-K with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

         The Audit Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Audit Committee under auditing standards generally accepted in the United States. In addition, the Audit Committee has discussed with the independent auditors the auditors' independence from the Company and its management, including the matters in the written disclosures and letter which were received by the Audit Committee from the independent auditors as required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as amended, and considered the compatibility of non-audit services with the auditor's independence.

         The Audit Committee discussed with the Company's independent auditors the overall scope and plans for their audit. The Audit Committee met with the independent auditors, with and without management present, to discuss the results of their examination, their evaluation of the Company's internal controls, and the overall quality of the Company's financial reporting. The Audit Committee held four meetings during the fiscal year ended December 31, 2000.

         In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board approved) that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2000 for filing with the Securities and Exchange Commission. The Audit Committee has recommended, and the Board has approved, the selection of the Company's independent auditors.

April 12, 2001                     Respectfully submitted,

                                        AUDIT COMMITTEE
                                        F. Duffield Meyercord
                                        Allan Weingarten
                                        Edwin H. Morgens

Audit Fees; Financial Information Systems Design and Implementation Fees; All Other Fees

         In addition to performing the audit of the Company's consolidated financial statements, Ernst & Young LLP has provided various other services during fiscal 2000. The aggregate fees billed for fiscal 2000 for each of the following categories of services are set forth below:

         Audit of the Company's annual financial statements for the year ended December 31, 2000 and review of the financial statements included in the Company's Quarterly Reports on Form 10-Q in 2000: $162,800. All other services:
$72,120.

         Ernst & Young LLP has not provided any information technology services to the Company during fiscal 2000. The fee set forth above for "other services" includes tax related services and services rendered in connection with SEC filings.

         The Audit Committee has reviewed summaries of the services provided by Ernst & Young LLP and the related fees and has considered whether the provision of non-audit services is compatible with maintaining the independence of Ernst & Young LLP.

         On recommendation of the Audit Committee, the Board has appointed Ernst & Young LLP to audit the Company's 2001 financial statements.


                                     GENERAL
                                     -------

         The Management of the Company does not know of any matters other than those stated in this Proxy Statement which are to be presented for action at the Meeting. If any other matters should properly come before the Meeting, proxies will be voted on these other matters in accordance with the judgment of the persons voting the proxies. Discretionary authority to vote on such matters is conferred by such proxies upon the persons designated therein as proxy appointees.

         The Company will bear the cost of preparing, printing, assembling and mailing all proxy material which may be sent to stockholders in connection with this solicitation. Arrangements will also be made with brokerage houses, other custodians, nominees and fiduciaries, to forward soliciting material to the beneficial owners of the Company's Common Stock held by such persons. The Company will reimburse such persons for reasonable out-of-pocket expenses incurred by them. In addition to the solicitation of proxies by use of the mails, officers and regular employees of the Company may solicit proxies without additional compensation, by telephone, telecopier or telegraph. The Company does not expect to pay its officers or employees any compensation for the solicitation of proxies.

         The Annual Report on Form 10-K to Stockholders for the fiscal year ended December 31, 2000 has been forwarded to all stockholders. The Annual Report on Form 10-K, which includes audited financial statements, does not form any part of the material for the solicitation of proxies.

         The Company will furnish without charge to each person whose proxy is being solicited, upon written request of any such person, a copy of the Annual Report on Form 10-K as filed with the Securities and Exchange Commission, including the financial statements and schedules. Requests for copies of such report should be directed to William H. Willett, President, Programmer's Paradise, Inc, 1157 Shrewsbury Avenue, Shrewsbury New Jersey 07702.

                              STOCKHOLDER PROPOSALS
                              ---------------------

         The Annual Meeting of Stockholders for the fiscal year ending December 31, 2001 is expected to be held on or about June 15, 2002, with the mailing of proxy materials for such meeting to be made on or about April 30, 2002. All proposals of stockholders intended to be presented at the Company's next Annual Meeting of Stockholders must be received at the Company's executive office no later than January 1, 2002 in order to be consulted for inclusion in the proxy statement and form of proxy related to that meeting.


                                        By Order of the Board of Directors,

                                        William H. Willett, Chairman
                                        and Chief Executive Officer

April 30, 2001

                                                                       Exhibit 1
                           Programmer's Paradise, Inc.
                             Audit Committee Charter
                                    June 2000

1.   Organization
This Charter governs the operations of the Programmer's Paradise, Inc. ("the Company") Audit Committee ("the Committee"). The Committee shall review and reassess the Charter at least annually and obtain the approval of the Board of Directors. The Committee shall be appointed by the Board of Directors and, no later than June 14, 2001, shall comprise at least three directors, each of whom is "independent" of management and the Company as that term is used by the National Associate Securities Dealers. Members of the committee shall be considered independent if they have no relationship that may interfere with the exercise of their independence from management and the Company. All committee members shall be financially literate, (or shall become financially literate within a reasonable period of time after appointment to the committee,) and at least one member shall have accounting or related financial management expertise.

2.   Statement of Policy
The Committee shall provide assistance to the Board of Directors in fulfilling their oversight responsibility to the shareholders, potential shareholders, the investment community, and others, relating to the Company's financial statements and the financial reporting process, the systems of internal accounting and financial controls, the internal audit function, the annual independent audit of the Company's financial statements, and the legal compliance and ethics programs as established by management and the Board. In so doing, it is the responsibility of the Committee to maintain free and open communication between the Committee, independent auditors, the internal auditors, and management of the Company. In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and the power to retain outside counsel or other experts for this purpose.

3.   Responsibilities and Processes
The primary responsibility of the Committee is to oversee the Company's financial reporting process on behalf of the Board and report the results of their activities to the Board. Management is responsible for preparing the Company's financial statements, and the independent auditors are responsible for auditing those financial statements. The Committee in carrying out its responsibilities believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The Committee should take the appropriate actions to set the overall corporate "tone" for quality financial reporting, sound business risk practices, and ethical behavior.

The following shall be the principal recurring processes of the Committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the committee may supplement them as appropriate.

o The Committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the Board and the Committee, as representatives of the Company's shareholders. The Committee shall have the ultimate authority and responsibility to evaluate and, where appropriate, replace the independent auditors. The committee shall discuss with the auditors their independence from management and the Company and the matters included in the written disclosures required by the Independence Standards Board. Annually, the Committee shall review and recommend to the board the selection of the Company's independent auditors.

o The Committee shall discuss with the internal auditors and the independent auditors the overall scope and plans for their respective audits including the adequacy of staffing and compensation. Also, the Committee shall discuss with management, the internal auditors, and the independent auditors the adequacy and effectiveness of the accounting and financial controls, including the Company's system to monitor and manage business risk, and legal and ethical compliance programs. Further, the Committee shall meet separately with the internal auditors and the independent auditors, with and without management present, to discuss the results of their examinations.

o The Committee shall review the interim financial statements with management and the independent auditors prior to the filing of the Company's Quarterly Report on Form 10-Q. Also, the Committee shall discuss the results of the quarterly review and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards. The chair of the Committee may represent the entire Committee for the purposes of this review.

o The Committee shall review with management and the independent auditors the financial statements to be included in the Company's Annual Report on Form 10-K (or the annual report to shareholders if distributed prior to the filing of Form 10-K), including their judgement about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgements, and the clarity of the disclosures in the financial statements. Also, the Committee shall discuss the results of the annual report and other matters.

o Annual audit and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards.


Approved:  /s/ Allan Weingarten                              Date: June 12, 2000
           --------------------------------------------
           Allan Weingarten
           Chairman of the Audit Committee

                                                                      Proxy Card

                           PROGRAMMER'S PARADISE, INC.
                             1157 Shrewsbury Avenue
                          Shrewsbury, New Jersey 07702

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints WILLIAM H. WILLETT and WILLIAM H. SHEEHY with the power to appoint their substitutes, and hereby authorizes them to represent and to vote on behalf of the undersigned all the shares of common stock par value $.01 per share (the "Common Stock"), of Programmer's Paradise, Inc., held of record by the undersigned on April 23, 2001, at the Annual Meeting of Stockholders to be held on June 12, 2001 at 9:00 AM, local time at the Molly Pitcher Inn, Red Bank, New Jersey, or any adjournment or adjournments thereof, hereby revoking all proxies heretofore given with respect to such shares, upon the following proposals more fully described in the notice of and proxy statement for the Meeting (receipt whereof is hereby acknowledged).

1.   ELECTION OF DIRECTORS
     FOR all nominees listed below |_|           WITHHOLD AUTHORITY to vote for
     (except as marked to the contrary below)    nominees listed below |_|

     (INSTRUCTION: To withhold authority to vote for any individual nominee write that nominee's name on the space provided below)



--------------------------------------------------------------------------------
WILLIAM H. WILLETT, F. DUFFIELD MEYERCORD, EDWIN H. MORGENS, ALLAN WEINGARTEN, JAMES W. SIGHT AND MARK T. BOYER

2. In their discretion the Proxies are authorized to vote upon such other business as may properly be brought before the Meeting.

                            (continued, and to be executed, on the reverse side)


THIS PROXY WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1 AND AS THE PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

         Please sign exactly as the name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a Partnership, please sign in partnership name by authorized person.

      I will |_|   will not |_|   attend this Meeting.


                              Dated:                                      , 2001
                                    -------------------------------------

                              --------------------------------------------------
                                                  SIGNATURE

                              --------------------------------------------------
                                           SIGNATURE IF HELD JOINTLY.


           PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY
                          USING THE ENCLOSED ENVELOPE

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS